SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.                )

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Analogic Corporation

(Name of Registrant as Specified In Its Charter)

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Notice of Annual Meeting of Stockholders of Analogic Corporation to be held on January 27, 2006
For the Annual Meeting of Stockholders to be held on January 27, 2006
PROPOSAL 1
CORPORATE GOVERNANCE
PROPOSAL 2
EXECUTIVE OFFICERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT
AUDIT COMMITTEE REPORT
PROPOSALS OF STOCKHOLDERS
OTHER MATTERS
APPENDIX A

Analogic Corporation
Notice of Annual Meeting of Stockholders
of Analogic Corporation to be held on January 27, 2006
     The Annual Meeting of Stockholders (the “Meeting”) of Analogic Corporation (the “Company”) will be held at the Company’s headquarters located at 8 Centennial Drive, Peabody, Massachusetts 01960, on Friday, January 27,2006, at 11:00 o’clock in the morning for the following purposes:
     (1) To elect three (3) Class II directors for a three-year term, to hold office until the 2009 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.
     (2) To act upon a shareholder proposal that the Company’s stockholders request the Company’s Board of Directors to take the necessary steps to provide that all directors have a one-year term of office, including approval of amendments to the Restated Articles of Organization and the By-Laws of the Company to eliminate the “staggered” Board of Directors terms and submission of such amendments for stockholder approval to the extent required.
     (3) To act upon any and all matters incidental to any of the foregoing and transact such other business as may legally come before the Meeting or any adjourned session or sessions thereof.
     The Board of Directors has fixed the close of business on December 10, 2005, as the record date for determining the stockholders having the right to notice of and to vote at the Meeting.

ALEX A. VAN ADZIN
Secretary
December 22, 2005

IF YOU ARE ENTITLED TO VOTE AT THE MEETING,
KINDLY EXECUTE AND MAIL THE ENCLOSED PROXY
ALOCM-PS-06

Analogic Corporation
8 Centennial Drive
Peabody, Massachusetts 01960
PROXY STATEMENT
For the Annual Meeting of Stockholders
to be held on January 27, 2006
     This Proxy Statement is furnished on behalf of the Board of Directors of Analogic Corporation (the “Company”) in connection with the solicitation of proxies for use at the annual meeting of stockholders of the Company to be held on January 27, 2006 (the “Meeting”), and is being mailed, together with the form of proxy solicited, on or about December 22, 2005, to each stockholder of record of the Company as of the close of business on December 10, 2005.
     The enclosed proxy, if executed and returned, will be voted by the persons named in the proxy as directed in the proxy and, in the absence of such direction, for the election of the three nominees as directors, against the stockholder proposal relating to the declassification of the Company’s Board of Directors, and in accordance with their best judgment as to any other matters which are properly brought before the Meeting.
     Any stockholder giving a proxy in the enclosed form (the “Proxy”) retains the power to revoke it at any time prior to the exercise of the powers conferred thereby. Such revocation may be effected by any means which are sufficient to revoke a power of attorney, including the giving of written notice of revocation to the Company at the above address or to its transfer agent, or the execution and delivery to the Company or its transfer agent of a subsequent Proxy. Attendance of the stockholder at the Meeting in person will not, however, be deemed to revoke the Proxy unless the stockholder affirmatively indicates his/her intention to vote the shares in person by so advising the presiding officer or the Secretary at the Meeting.
Quorum and Vote Required
     The holders of record of shares of the Company’s common stock (the “Common Stock”), $.05 par value, at the close of business on December 10, 2005, may vote at the Meeting. On December 10, 2005, there were issued and outstanding 13,828,390 shares of Common Stock. Each share of Common Stock is entitled to one vote on each of the matters listed in the Notice of Annual Meeting of Stockholders of Analogic Corporation to be held on January 27, 2006.
     The holders of a majority of the shares of Common Stock issued and outstanding at the close of business on December 10, 2005, shall constitute a quorum for the transaction of business at the Meeting. Shares of Common Stock represented in person or by proxy (including shares that abstain or do not vote with respect to one of more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Meeting.
     The affirmative vote of the holders of a plurality of the votes cast by the holders of Common Stock is required for the election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock voting on the matter is required for the approval of the stockholder proposal relating to the declassification of the Company’s Board of Directors.
     Shares that abstain from voting as to a particular matter will be considered to be represented at the Meeting with respect to that matter. However, shares held in “street name” by a broker or nominee that indicates on a proxy that it does not have discretionary authority to vote as to a particular matter will not be considered as shares represented with respect to that matter. Accordingly, abstentions and “broker non-votes” will have no effect on the voting for the election of directors or the stockholder proposal relating to the declassification of the Company’s Board of Directors.

Stock Ownership
     The following table sets forth information as to all persons (including any “group,” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”)) known by the Company to have owned beneficially 5% or more of its Common Stock as of August 31, 2005, based upon information received from or on behalf of the persons named. Unless otherwise noted, the Company believes that the beneficial owners listed have sole voting and investment power with respect to the shares listed.

	Amount and Nature of	Percent of Class
Name and Address	Beneficial Ownership	(as of August 31, 2005)
T. Rowe Price Associates, Inc. (1) 100 East Pratt Street	1,150,680	8.3%
Baltimore, Maryland 21202

OppenheimerFunds, Inc. (1) 92 World Financial Center, 11th Floor	729,800	5.3%
New York, New York 10281-1008

(1)	The Company has been advised by T. Rowe Price Associates, Inc. and OppenheimerFunds, Inc. that in their capacity as investment advisors, each is deemed a beneficial owner of the Company’s Common Stock as of August 31, 2005, in the amount indicated next to each name, respectively.

PROPOSAL 1
ELECTION OF DIRECTORS
     The Company’s Restated Articles of Organization and By-Laws, as amended, provide for the division of the Board of Directors into three classes, each having a staggered, three-year term of office. One class expires each year. The terms of three directors, James J. Judge, Bruce W. Steinhauer, and Gerald L. Wilson, will expire at the Meeting. James J. Judge, Bruce W. Steinhauer, and Gerald L. Wilson have been nominated for election as Class II directors, to hold office until the 2009 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.
     The persons named in the enclosed Proxy will vote to elect as directors the three nominees named above, all of whom are presently directors of the Company, unless authority to vote for the election of any or all of the nominees is withheld by marking the Proxy to that effect. In the event that any nominees should be unable to serve, discretionary authority is reserved for the named Proxy holders to vote for a substitute, or to reduce the number of directors to be elected, or both. Management has no reason to believe that any of the nominees will be unwilling or unable to serve if elected.
     The Board of Directors recommends a vote “FOR” each of the nominees.
     The following table sets forth certain information with respect to the beneficial ownership of the Company’s Common Stock, as of October 31, 2005, by each director and nominee for director of the Company, each executive officer, and all directors, nominees for directors, and executive officers of the Company as a group. The table also sets forth certain additional information with respect to each director and nominee for director of the Company, including the year in which the term of office of each director and nominee for director (if elected) expires.

Nominees for Class II director are indicated by two asterisks (**).

				Amount and Nature of Benefical
				Ownership of the	Percent
		Principal Occupation	Director	Company’s Common Stock	of
Name	Age	or Employment	Since	as of October 31, 2005 (1)	Class
If elected, term expires in 2009:
James J. Judge**(2)(5)	49	Senior Vice President, Chief	2005	0 shares	0
		Financial Officer and
		Treasurer of NSTAR Corporation
Bruce W. Steinhauer** (2)(3)(5)	72	President and Chief Executive	1993	11,667 shares(6)	*
		Officer of The Regional Medical
		Center at Memphis
Gerald L. Wilson** (2)(3)(4)(5)	66	Former Dean, School of	1980	4,667 shares (7)	*
		Engineering, and Professor,
		Massachusetts Institute of Technology
Term expires in 2008:
M. Ross Brown (4)(5)	71	Retired Vice President of	1984	1,667 shares (8)	*
		Analogic Corporation
Edward F. Voboril (2)(3)(5)	63	Chairman and CEO of Wilson	1990	11,667 shares (9)	*
		Greatbatch Technologies, Inc.
Michael T. Modic (3)(5)	56	Chairman of the Division of	2001	5,000 shares (10)	*
		Radiology at the Cleveland
		Clinic Foundation
Term expires in 2007:
Bernard M. Gordon (4)	78	Former Chairman of the Board	1969	308,103 shares (11)	2.2%
		and Former Chief Executive Officer
John A. Tarello (3)(4)(5)	74	Chairman of the Board and Retired	1979	6,667 shares (12)	*
		Senior Vice President of Analogic
		Corporation
John W. Wood Jr.	62	President and Chief	2004	48,750 shares (13)	*
		Executive Officer
Executive Officers (Other than Mr. Wood, listed above)
Edmund F. Becker, Jr.	69	Executive Vice President and	N/A	12,480 shares (14)	*
		Chief Operating Officer
John J. Millerick	57	Senior Vice President,	N/A	22,501 shares (15)	*
		Chief Financial Officer, and
		Treasurer
Alex A. Van Adzin	53	Vice President, General	N/A	8,250 shares (16)	*
		Counsel, and Secretary
Beneficial Ownership of Shares by All Current Directors and Executive Officers as a Group (12 persons)				441,419 shares	3.2%

*	Represents less than 1% ownership.

(1)	The amounts shown are based upon information furnished by the individual directors and officers. Unless otherwise noted, the beneficial owners have sole voting and investment power with respect to the shares listed.

(2)	Member of Audit Committee.

(3)	Member of Compensation Committee.

(4)	Member of Business Operations Committee.

(5)	Member of Nominating and Corporate Governance Committee.

(6)	Includes 11,667 shares issuable upon exercise of options exercisable within 60 days of October 31, 2005.

(7)	Includes 1,667 shares issuable upon exercise of options exercisable within 60 days of October 31, 2005.

(8)	Includes 1,667 shares issuable upon exercise of options exercisable within 60 days of October 31, 2005.

(9)	Includes 11,667 shares issuable upon exercise of options exercisable within 60 days of October 31, 2005.

(10)	Includes 5,000 shares issuable upon exercise of options exercisable within 60 days of October 31, 2005.

(11)	Mr. Gordon serves as a Co-Trustee of The Bernard Gordon Charitable Remainder Unitrust (the “Trust”). The Trustees have full power to vote or dispose of the shares held by the Trust. Upon the death of Mr. Gordon, all of the assets of the Trust, in general, will be distributed to The Gordon Foundation, a section 501(c)(3) trust under the United States Internal Revenue Code formed by Mr. Gordon with its principal office located at 14 Electronics Avenue, Danvers, Massachusetts. The total shares reported above as of October 31, 2005, include 15,623 shares owned by The Gordon Foundation, and 1,667 shares issuable upon exercise of options exercisable within 60 days of October 31, 2005

(12)	Includes 6,667 shares issuable upon exercise of options exercisable within 60 days of October 31, 2005.

(13)	Includes 3,750 shares issuable upon exercise of options exercisable within 60 days of October 31, 2005.

(14)	Includes 3,000 shares issuable upon exercise of options exercisable within 60 days of October 31, 2005.

(15)	Includes 7,501 shares issuable upon exercise of options exercisable within 60 days of October 31, 2005.

(16)	Includes 1,250 shares issuable upon exercise of options exercisable within 60 days of October 31, 2005.
     Bernard M. Gordon was the Chairman of the Board of Directors of the Company from 1969 to April 2004, and was President from 1980 to 1995 and from October 2001 to April 2003. Mr. Gordon was Executive Chairman from February 2002 to April 2004 and Chief Executive Officer from 1973 to 2000 and from February 2002 to August 2003. Mr. Gordon is the Chairman of the Board of Directors of the Lahey Clinic. Mr. Gordon is also the President of Neurologica Corp. and has been since February 2004. Neurologica develops and manufactures imaging equipment for neurological scanning applications.
     John A. Tarello retired from the Company in November 1999. Mr. Tarello has been the Chairman of the Board of Directors of the Company since April 2004. Mr. Tarello was the Company’s Controller from May 1970 to July 1982, a Vice President of the Company from 1971 to 1980, a Senior Vice President from 1980 to 1999, and Treasurer from 1985 to 1999.
     John W. Wood Jr. joined the Company as President in April 2003, was appointed as the Chief Executive Officer in August 2003, and was elected as a director of the Company in January 2004. He served as President of Peek Ltd., a developer and supplier of electronics for traffic and transport and a division of Thermo Electron Corporation, from 1998 to 2001, and as a Senior Vice President of Thermo Electron Corporation, a developer and manufacturer of high-technology instruments in the life sciences and other industries, from 1995 to 1998. Prior to that time, he served for a number of years as the President and Chief Executive Officer of Thermedics, a manufacturer of detection instruments for security and quality assurance applications and biomedical materials and products and a subsidiary of Thermo Electron Corporation.
     M. Ross Brown retired from the Company in November 1999. Mr. Brown joined the Company in August 1984 and was responsible for managing its manufacturing operations. He was elected as a Vice President in October 1984.
     Edward F. Voboril has been the President and Chief Executive Officer of Wilson Greatbatch Technologies, Inc. of Clarence, New York, since December 1990. He was elected as the Chairman of the Board of that company in 1997. Wilson Greatbatch Technologies is a developer and manufacturer of power sources, wet tantalum capacitors, and precision engineered components and sub-assemblies used in implantable medical devices.
     Dr. Gerald L. Wilson is the former Dean of the School of Engineering at the Massachusetts Institute of Technology (“MIT”) and the Vannevar Bush Professor of Engineering at MIT. Dr. Wilson has served on MIT’s faculty since 1965 and currently serves as a Professor of Electrical and Mechanical Engineering. He is a trustee of NSTAR Corporation and a director of Evergreen Solar, Inc.
     Dr. Bruce W. Steinhauer became the President and Chief Executive Officer of The Regional Medical Center at Memphis in 1998. Prior to this position, he was the Chief Executive Officer of the Lahey-Hitchcock Clinic from 1992 to 1998. Prior to that, he was the Senior Vice President for Medical Affairs and Chairman of the Board of Governors for the Medical Group Practice of the Henry Ford Hospital from 1988 to 1992.
     Dr. Michael T. Modic has been the Chairman of the Division of Radiology at the Cleveland Clinic Foundation in Cleveland, Ohio, since 1989, and has been on its Board of Governors since 2000. Dr. Modic also has been a Professor of Radiology at The Ohio State University College of Medicine and Public Health since 1993.
     James J. Judge has been the Senior Vice President, Chief Financial Officer, and Treasurer of NSTAR Corporation since 1999. Prior to that, he held a number of executive positions at BEC Energy/ Boston Edison.

CORPORATE GOVERNANCE
     The Company’s Board of Directors has long believed that good corporate governance is important to ensure that the Company is managed for the long-term benefit of its stockholders. During the past year, the Company’s Board of Directors has continued to review its governance practices in light of the Sarbanes-Oxley Act of 2002, the rules and regulations of the United States Securities and Exchange Commission (“SEC”), and the listing standards of the Nasdaq Stock Market. This section describes key corporate governance guidelines and practices that the Company has adopted. Complete copies of the corporate governance guidelines, committee charters, and code of business conduct and ethics described below are posted on the Corporate Governance section of the Company’s website, which is located at www.analogic.com Alternatively, you can request a copy of any of these documents by writing to Analogic Corporation, 8 Centennial Drive, Peabody, Massachusetts 01960, Attention: Alex A. Van Adzin, Vice President, General Counsel, and Secretary.
Corporate Governance Guidelines
     The Board has adopted corporate governance guidelines (the “Corporate Governance Guidelines”) to assist the Board in the exercise of its duties and responsibilities, and to serve the best interests of the Company and its stockholders. The Corporate Governance Guidelines provide a framework for the conduct of the Board’s business and specify, among other matters, that:
•	the principal responsibility of the directors is to oversee the management of the Company;

•	a majority of the members of the Board shall be independent directors;

•	the independent directors shall meet in executive session at least semi-annually;

•	directors have full and free access to officers and employees of the Company and, as necessary, independent advisors;

•	the Board and the Company’s management shall conduct a mandatory orientation program for new directors, and all directors are expected to be involved in continuing director education on an ongoing basis; and

•	the Board’s responsibilities include evaluating the overall effectiveness of the Board and its committees.
Board Determination of Independence
     Under Nasdaq Stock Market rules applicable to the Company, a director of the Company qualifies as an “independent director” only if, in the opinion of the Company’s Board of Directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Company’s Board of Directors has determined that none of M. Ross Brown, John A. Tarello, Edward F. Voboril, Michael T. Modic, Gerald L. Wilson, Bruce W. Steinhauer, or James J. Judge has a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and that each of these directors is an “independent director” as defined under Rule 4200(a)(15) of the Nasdaq Stock Market’s Marketplace Rules.
Director Candidates
     The process followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of the Committee and the Board.
     In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, the Nominating and Corporate Governance Committee will apply the criteria set forth in the Company’s Corporate Governance Guidelines. Among other matters, these criteria specify that director nominees should have a reputation for integrity, demonstrated business acumen, a commitment to understand the Company and its industry, and the interest and ability to act in the interests of all stockholders. The Committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for each prospective director nominee. The Company believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge, and abilities that will allow the Board to fulfill its responsibilities.
     Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of the Company’s common stock for at least a year as of the date on which such recommendation is made, to Nominating and Corporate Governance Committee, c/o Secretary, Analogic Corporation, 8 Centennial Drive, Peabody, Massachusetts 01960. Assuming that appropriate biographical and background materials have been provided on a timely basis, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. If the Board of Directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in the Company’s proxy card for the next annual meeting of stockholders.
     Stockholders also have the right under the Company’s By-Laws to nominate director candidates directly, without any action or recommendation on the part of the Nominating and Corporate Governance Committee or the Board, by following the procedures set forth in Article II, Section 15, of the Company’s By-Laws. A stockholder entitled to vote in the election of directors may nominate one or more persons for election as directors only if written notice of such stockholder’s intent to make such nomination or nominations has been given to the Secretary of the Company not later than ninety days prior to the anniversary date of the immediately preceding annual meeting of stockholders. Any stockholder notice of nomination shall contain the information set forth in Article II, Section 15, of the Company’s By-Laws. Candidates nominated by stockholders in accordance with the procedures set forth in the Company’s By-Laws will be included in the Company’s proxy card for the next annual meeting of stockholders.
Communicating with the Independent Directors
     The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The Chairman of the Board, with the assistance of the Company’s Vice President, General Counsel, and Secretary, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he considers appropriate.
     Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Chairman of the Board considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which the Company tends to receive repetitive or duplicative communications.
     Stockholders who wish to send communications on any topic to the Board of Directors should address such communications to Board of Directors, c/o Secretary, Analogic Corporation, 8 Centennial Drive, Peabody, Massachusetts 01960.
Board Meetings and Attendance
     The Board of Directors met eight times during the fiscal year ended July 31, 2005 (“fiscal year 2005”), either in person or by teleconference. During fiscal year 2005, each director attended at least 75% of the aggregate of the number of Board meetings and the number of meetings held by all committees on which he then served.
Director Attendance at Annual Meeting of Stockholders
     The Company has no formal policy regarding the directors’ attendance at the annual meeting of stockholders. Company practice, however, is to have a meeting of the Board of Directors immediately following the annual meeting of stockholders. Seven out of nine of the directors attended the 2005 annual meeting of stockholders.
Board Committees
     The Board of Directors has established four standing committees—Audit, Compensation, Nominating and Corporate Governance, and Business Operations—each of which (with the exception of the Business Operations Committee) operates under a charter that has been approved by the Board. A copy of each committee’s charter is posted on the Corporate Governance section of the Company’s website, which is located at www.analogic.com. The Business Operations Committee was formed on December 6, 2005, and no formal charter for it has yet been approved by the Board.
     The Board of Directors has determined that all of the members of each of the Board’s four standing committees, except Bernard M. Gordon, a member of the Business Operations Committee, are independent as defined under the rules of the Nasdaq Stock Market applicable to the Company, including, in the case of all of the members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Exchange Act.

Audit Committee
     The Audit Committee’s responsibilities include:
•	appointing, overseeing the independence of, and setting the compensation of the Company’s independent registered public accounting firm;

•	overseeing the Company’s independent registered public accounting firm, including through the receipt and consideration of certain reports made by the independent registered public accounting firm;

•	reviewing and discussing with management and the independent registered public accounting firm the Company’s audited financial statements;

•	coordinating the Board of Directors’ oversight of the Company’s internal accounting controls for financial reporting, the Company’s disclosure controls and procedures, and the Company’s code of business conduct and ethics;

•	establishing procedures for the receipt, retention, and treatment of complaints and concerns regarding accounting or auditing matters;

•	meeting separately with the Company’s independent registered public accounting firm and with management; and

•	preparing the audit committee report required by SEC rules (which is included on page 17 of this Proxy Statement).
     The Board of Directors has determined that Mr. Voboril is an “audit committee financial expert” as defined in Item 401(h) of Regulation
S-K.
                The members of the Audit Committee are Mr. Judge, Dr. Steinhauer, Mr. Voboril, and Dr. Wilson. The Audit Committee met sixteen times during fiscal year 2005.
Business Operations Committee
     The Business Operations Committee’s responsibilities include:
•	advising management on matters relating to the Company’s business operations.
     The members of the Business Operations Committee are Mr. Brown, Mr. Gordon, Mr. Tarello and Dr. Wilson. The Business Operations Committee was formed on December 6, 2005, and held its first meeting on December 14, 2005.
Compensation Committee
     The Compensation Committee’s responsibilities include:
•	annually reviewing and approving the compensation of the Company’s Chief Executive Officer;

•	reviewing and approving the compensation of the Company’s other executive officers;

•	reviewing and making recommendations to the Board of Directors with respect to incentive-compensation plans and equity-based plans; and

•	reviewing and making recommendations to the Board of Directors with respect to director compensation.
     The members of the Compensation Committee are Dr. Modic, Dr. Steinhauer, Mr. Tarello, Mr. Voboril, and Dr. Wilson. The Compensation Committee met four times during fiscal year 2005.
Nominating and Corporate Governance Committee
     The Nominating and Corporate Governance Committee’s responsibilities include:
•	identifying individuals qualified to become members of the Board of Directors;

•	recommending to the Board of Directors the persons to be nominated for election as directors and for election to each of the Board’s committees;

•	reporting to the Board of Directors with respect to management succession planning; and

•	developing and recommending to the Board of Directors a set of corporate governance guidelines.
     The members of the Nominating and Corporate Governance Committee are Mr. Brown, Mr. Judge, Dr. Modic, Dr. Steinhauer, Mr. Tarello, Mr. Voboril, and Dr. Wilson. The Nominating and Corporate Governance Committee met four times during fiscal year 2005.
Code of Business Conduct and Ethics
     The Company has adopted a written Code of Business Conduct and Ethics that applies to the Company’s directors, officers, and employees, including its principal executive officer, principal operating officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Company has posted a copy of its Code of Business Conduct and Ethics on the Corporate Governance section of the Company’s website, which is located at www.analogic.com. In addition, the Company intends to post on its website all disclosures that are required by law or the Nasdaq Stock Market’s listing standards concerning any amendments to, or waivers of, any provision of the Company’s Code of Business Conduct and Ethics.

PROPOSAL 2
SHAREHOLDER PROPOSAL — ELIMINATION OF CLASSIFIED BOARD OF DIRECTORS
     The Company has received the following stockholder proposal from Catalysis Partners, LLC (“Catalysis”), whose address is 100 Wilshire Boulevard, 15th Floor, Santa Monica, California 90401. Catalysis has informed the Company that it beneficially owned 25,773 shares of Common Stock as of October 31, 2005. A representative of Catalysis must attend the Meeting in order to present this proposal to a vote of the stockholders. Set forth below are (1) the Catalysis proposal, along with a supporting statement, exactly as submitted by Catalysis, and (2) a statement by the Company’s Board of Directors in opposition to the Catalysis proposal.
Catalysis Proposal
     RESOLVED that the Corporation’s stockholders request the Board of Directors to take the necessary steps to provide that all directors have a one-year term of office, including approval of amendments to the Restated Articles of Organization and the bylaws of the Corporation to eliminate the “staggered” Board of Directors terms and submission of such amendments for stockholder approval to the extent required.
     Supporting Statement. The Corporation currently has in place two provisions which, in our view, unfairly limit director accountability to stockholders. Article 6 of the Articles of Organization and Article II, Section 2 of the Bylaws divide the board into three classes, each with a three-year term, and Article II, Section 6 of the Bylaws permits removal of directors only for cause and only by an eighty percent vote of the stockholders. As a result, even if stockholders might be very unhappy with corporate performance, they cannot remove directors and cannot elect a new board except by nominating opposition directors in at least two annual meetings. This makes it difficult for stockholders to hold the board accountable for corporate performance. It would take a vote of eighty percent of the outstanding shares to amend or repeal these provisions.
     We believe all directors should be elected annually, so that if stockholders are dissatisfied they can express their concern by voting against directors or by nominating and voting for directors they believe can do a better job. Your support for this proposal will let our directors know that the stockholders favor accountability.
Statement in Opposition to Shareholder Proposal
     The Board of Directors of the Company has given careful consideration to the Catalysis proposal to declassify the Company’s Board of Directors. After deliberation, the Board of Directors has concluded that for the reasons described below, it is in the best interests of the Company and its stockholders to maintain a classified Board of Directors on which the directors have staggered terms.
•	Stability and Continuity. The Board of Directors of the Company believes that the three-year staggered terms of directors provide stability and continuity in the leadership of the Company. Staggered terms ensure that at any given time, the Board of Directors has a majority of members who, by serving for several years, have developed a deeper understanding of the breadth and nature of the Company’s business. Directors who have considerable experience with and knowledge of the Company’s business are better equipped to provide the oversight and make the decisions required by a Board of Directors, and are, correspondingly, more capable of engaging in the long-term strategic planning that is critical to the Company’s success.

•	Protection Against Unfair Takeover Proposals. A classified Board of Directors can play an important role in ensuring that stockholders are protected against an unsolicited takeover proposal at an unfair price. If the Company’s Board of Directors were not classified, a potential acquirer whose nominees receive a plurality of the votes cast at an annual meeting of the stockholders could replace all or a majority of the directors with its own nominees, who could then approve the takeover proposal from that acquirer even if the price did not adequately value the Company. A classified Board of Directors encourages a potential acquirer to negotiate with the Board of Directors on an arm’s-length basis, and provides the Board of Directors with more time and leverage to evaluate the takeover proposal, negotiate the best result for all stockholders, and consider alternatives available to the Company. Moreover, because a potential acquirer could make a tender offer directly to the stockholders of the Company (which could be accepted without the approval of the Board of Directors of the Company), a classified Board of Directors is not an absolute bar to an acquisition of the Company on terms acceptable to the stockholders.

•	Accountability to Stockholders. The Board of Directors of the Company disagrees with the argument advanced by Catalysis that a classified Board of Directors makes directors less accountable to stockholders. The fiduciary duties of directors elected to three-year terms are identical to those of directors elected annually, and the Company’s directors believe that they are no less attentive to stockholder concerns as a result of having been elected to three-year terms. In addition, since one-third of the directors stand for election each year, stockholders have the opportunity on an annual basis to express dissatisfaction with the Board of Directors or management by replacing, or withholding votes from, the directors up for election that year. The Company believes that a majority of both S&P 1500 and S&P 500 companies have classified Boards of Directors.
Process for Declassifying the Company’s Board of Directors
     The Board of Directors of the Company is classified pursuant to two independent sets of provisions:
•	Section 8.06(b) of the Massachusetts Business Corporation Act (the “MBCA”) provides, in summary, that all publicly-traded Massachusetts corporations shall have classified Boards of Directors, unless a corporation opts out of the provisions of Section 8.06(b) by a vote of the Board of Directors of the corporation or by a vote of two-thirds of the outstanding shares of common stock of the corporation.

•	Article 6(f) of the Company’s Articles of Organization and various provisions of the Company’s By-Laws also provide that the Company’s Board of Directors shall be classified. Article 6(f) of the Articles of Organization further provides that the provisions of the Articles of Organization and By-Laws relating to the classified Board of Directors may be amended or repealed only by the vote of the holders of at least 80% of the outstanding shares of common stock of the Company.
     Approval of the Catalysis proposal would not, by itself, declassify the Company’s Board of Directors. Effecting a declassification of the Board of Directors would require that either the Board of Directors or stockholders opt out of Section 8.06(b) of the MBCA, as well as an amendment to the Company’s Articles of Organization and By-Laws (approved by a vote of 80% of the outstanding shares of Common Stock) to remove the classified-Board provisions. If the Catalysis proposal is approved by the Company’s stockholders at the Meeting, the Board of Directors of the Company intends to consider and vote upon, in advance of the 2007 annual meeting of the stockholders of the Company, the submission to stockholders at the 2007 annual meeting of a proposal to opt out of Section 8.06(b) of the MBCA and to make the necessary amendments to the Company’s Articles of Organization and By-Laws to declassify the Board of Directors. Massachusetts corporate law requires that an amendment to the Articles of Organization be adopted by the Board of Directors and approved by the stockholders. Accordingly, while the Board of Directors will consider such an amendment, its decision on whether to adopt such an amendment would be made at that time in accordance with its fiduciary duties and taking into account all factors that the Board of Directors deems relevant.

[1]	With respect to the objection by Catalysis to the By-Law provision permitting removal of directors only for cause and only by an 80% vote of stockholders, the Board of Directors of the Company notes that the MBCA provides that directors of a Massachusetts corporation subject to Section 8.06(b) may be removed only for cause.
     The Board of Directors recommends a vote “AGAINST” Proposal 2.

EXECUTIVE OFFICERS
     The current executive officers of the Company are:

Name	Age	Position
John W. Wood Jr.	62	President and Chief Executive Officer
Edmund F. Becker, Jr.	69	Executive Vice President and Chief Operating Officer
John J. Millerick	57	Senior President, Chief Financial Officer, and Treasure
Alex A. Van Adzin	53	Vice President, General Counsel, and Secretary
     For additional information with respect to Mr. Wood, who is a director, see Proposal 1—Election of Directors.
     Dr. Edmund F. Becker, Jr., joined the Company in 1977 and served until July 2004 as Vice President and General Manager of the Medical Imaging Components Division. From August 2004 until November 2005, Dr. Becker helped oversee Analogic’s divisional operations. He was appointed Executive Vice President and Chief Operating Officer of Analogic by the Board of Directors on November 23, 2005.
     John J. Millerick joined the Company as Senior Vice President, Chief Financial Officer, and Treasurer in January 2000. Mr. Millerick was previously Senior Vice President and Chief Financial Officer of CalComp Technology Inc., a manufacturer of computer technology and peripherals, from 1996 to 1999. Prior to CalComp Technology Inc., Mr. Millerick was Vice President-Finance of the Personal Computer Business Unit of Digital Equipment Corporation, a computer manufacturer, from 1994 to 1995. Before joining Digital Equipment Corporation, Mr. Millerick served in several management positions at Wang Laboratories, Inc., leaving as Vice President-Corporate Controller and Acting Chief Financial Officer.
     Alex A. Van Adzin joined the Company as Vice President, General Counsel, and Clerk in October 2003. Mr. Van Adzin became Secretary in April 2005. Mr. Van Adzin was previously Senior Vice President, General Counsel, and Secretary at ManagedComp, Inc., a managed care workers’ compensation company, from 2001 to 2002. Prior to that, he was Corporate Counsel at the Liberty Mutual Group, a diversified financial services company, from 1996 to 2001. Before joining Liberty Mutual Group, Mr. Van Adzin was Vice President and Corporate Counsel at Abex Inc., a diversified aerospace and automotive products company, from 1990 to 1995.
     Executive officers of the Company are elected annually by the Board of Directors and hold office until their successors are chosen and qualified, subject to earlier removal by the Board of Directors.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
     During fiscal year 2005, the Company received approximately $80,000 from Neurologica Corp. primarily relating to contract manufacturing activities. Bernard M. Gordon, a member of the Board of Directors of the Company, is the Chief Executive Officer of Neurologica Corp.

EXECUTIVE COMPENSATION
Summary Compensation Table
     The following table sets forth certain compensation information for each person who served as Chief Executive Officer during fiscal year 2005 and each of the other executive officers of the Company in fiscal year 2005 (the “Named Officers”) for services rendered in all capacities for the last three fiscal years.

					LONG-TERM
			ANNUAL COMPENSATION		COMPENSATION AWARDS
					Restricted	Securities	All Other
Name and	Fiscal			Total Annual	Stock Awards	Underlying Options	Compensation
Principal Position	Year	Salary	Bonuses	Compensation	(A) (B)	(C)	(D)
John W. Wood Jr. (1)	2005	$406,000	—	$406,000	—	—	$900
President and Chief	2004	406,000	$150,000	556,000	—	—	—
Executive Officer	2003	124,900	—	$124,900	$1,880,000	15,000	—

John J. Millerick	2005	$250,000	$55,000	$305,000	—	—	$900
Senior Vice President,	2004	253,500	25,000	278,500	$279,200	—	3,700
Chief Financial Officer, and Treasurer	2003	240,000	30,000	270,000	175,000	—	—

Alex A. Van Adzin (2)	2005	$190,000	$55,000	$245,000	$82,640	2,000	$600
Vice President, General	2004	146,200	—	146,200	209,400	5,000	—
Counsel, and Secretary	2003	—	—	—	—	—	—
Notes to Summary Compensation Table

(1)	Mr. Wood joined the Company in April 2003.

(2)	Mr. Van Adzin joined the Company in October 2003.
(A)	Represents stock grants under the Company’s Stock Bonus Plan (the “Bonus Plan”), pursuant to which Common Stock may be granted to key employees to encourage them to exert their best efforts on behalf of the Company. Each recipient of Common Stock pursuant to the Bonus Plan is required to execute a noncompetition agreement in a form satisfactory to the Company. The Bonus Plan is administered by a committee (the “Stock Bonus Plan Committee”) appointed by the Board of Directors. Generally, Common Stock granted pursuant to the Bonus Plan is not transferable for a period of three years from the date of the grant and is subject to a risk of forfeiture in the event that the recipient leaves the employ of the Company during this period for any reason. Generally, during the subsequent three-year period, the transfer restrictions will lapse with respect to 25% of the Common Stock for each year the recipient remains in the employ of the Company. Failure to remain in the Company’s employ during all of the subsequent three-year period will result in a forfeiture of shares as to which restrictions on disposition still exist. The Common Stock granted pursuant to the Bonus Plan is held in escrow by the Company until such restrictions on disposition lapse. However, while in escrow, the recipient has the right to vote such shares of Common Stock and to receive any cash dividends thereon. The Board of Directors, acting upon the recommendation of the Stock Bonus Plan Committee, may at the time of grant designate a different schedule upon which the transfer restrictions lapse.

(B)	The following table reflects stock bonus awards for which transfer restrictions had not yet lapsed as of July 31, 2005.

Name	Shares	Market Value at Date of Grant
John W. Wood Jr.	30,000	$1,410,000
John J. Millerick	15,000	634,747
Alex A. Van Adzin	7,000	292,040
(C)	Represents options granted pursuant to the Key Employee Incentive Stock Option Plan dated June 11, 1998, as amended on October 12, 2000, and November 16, 2001.

(D)	Represents profit-sharing distribution.
Stock Option Grants In Last Fiscal Year
     The following table sets forth information concerning individual grants of options to purchase Common Stock made during fiscal year 2005 to the Named Officers. Amounts described in the following table under the heading “Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term” represent hypothetical gains that could be achieved for the options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date on which the options were granted to their expiration date. Actual gains, if any, on stock option exercises will depend upon the future performance of Common Stock and the date on which the options are exercised.

	Individual Grants				Potential Realizable Value at
	Number of	Percent of Total			Assumed Annual Rates of
	Securities	Options Granted	Exercise		Stock Price Appreciation for
	Underlying Options	to Employees in	Price	Expiration	Option Term
Name	Granted (#)	Fiscal Year (%)	($/share)	Date	5%($)	10%($)
John W. Wood Jr.	—	—	—	—	—	—
John J. Millerick	—	—	—	—	—	—
Alex A. Van Adzin	2,000 (1)	2%	$41.32	10/8/2011	34,000	78,000

(1)	These options were granted on October 8, 2004, and will become exercisable in four equal (25%) installments, with the first installment becoming exercisable two years from the date of the grant. Unexercised options expire seven years from the date of the grant.
Stock Option Exercises In Last Fiscal Year and Fiscal Year-End Option Values
     The following table sets forth certain information regarding stock options exercised during fiscal year 2005 and held by the Named Officers as of July 31, 2005.

	Number of Shares		Number of Unexercised		Value of Unexercised In-The-Money-
	Acquired on	Value	Options at Fiscal Year End		Options at Fiscal Year End (1)
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
John W. Wood Jr.	—	—	3,750	11,250	$16,388	$49,162
John J. Millerick	10,000	$145,600	7,501	2,499	61,846	20,800
Alex A. Van Adzin	—	—	—	7,000	—	62,800

(1)	The value of in-the-money options at year-end represents the aggregate difference between the option exercise price and the market value of the Common Stock at July 31, 2005. “In-the-money” options are options whose exercise price was less than $51.37, the closing price of the Common Stock on July 29, 2005, the last day on which the Common Stock was traded in fiscal year 2005.

Equity Compensation Plan Information
     The following table provides information about the shares of Common Stock authorized for issuance under the Company’s equity compensation plans as of July 31, 2005:

			(c)
			Number of securities
	(a)	(b)	remaining available for
	Number of securities	Weighted-average	future issuance under
	to be issued upon	exercise price of	equity compensation plans
	exercise of outstanding	outstanding options,	(excluding securities reflected in
Plan Category	options, warrants, and rights	warrants, and rights	column (a)
Equity compensation plans approved by security holders	678,324	$41.71	880,028	(1)
Equity compensation plans not approved by security holders	0	NA	0

Total	678,324	$41.71	880,028	(1)

(1)	Includes 499,403 shares issuable under the Company’s Employee Stock Purchase Plan in connection with current and future offering periods under that plan.
Compensation of Directors
     The Chairman of the Board is entitled to receive a monthly fee of $5,000. All directors who are not employees of the Company receive an annual fee of $15,000. In addition, all directors who are not employees of the Company receive a fee of $1,500 per meeting for each meeting of the Board or any Board committee attended in person, a fee of $1,000 per meeting for each meeting of the Board or any Board committee attended by telephone, together with reimbursement of travel expenses under certain circumstances. Meeting fees may not be payable to directors in certain instances, such as in the case of a brief meeting. In addition, each director who serves as a chairman of a committee and is not an employee of the Company is entitled to an annual fee of $3,000.
     During fiscal 2005, the Company paid to M. Ross Brown, a director of the Company, a total of $21,500 in consulting fees for services rendered in connection with the hotel renovations, real estate transactions, and assistance in certain operational matters.
     During fiscal 2005, the Company paid to Bernard M. Gordon and John A. Tarello, both directors of the Company, $75,000 and $10,000, respectively, for their assistance with certain business matters.
     In June 1996, the Board of Directors adopted and the stockholders approved at the January 1997 Annual Meeting of Stockholders, the 1997 Non-Qualified Stock Option Plan for Non-Employee Directors, which was then amended by the Board on December 8, 2003, and, as so amended, was approved by the Stockholders at the January 2004 Annual Meeting (the “1997 Plan”). Pursuant to the 1997 Plan, options to purchase 150,000 shares of Common Stock may be granted only to directors of the Company or any subsidiary who are not employees of the Company or any subsidiary. The exercise price of options granted under the 1997 Plan is the fair market value of the Common Stock on the date of grant. The 1997 Plan provides that each new non-employee director who is elected to the Board shall be granted an option to acquire 5,000 shares, effective as of the date on which he or she is first elected to the Board.
     Every four years from the date on which a non-employee director was last granted a non-employee director option, that non-employee director shall be granted an option to acquire 5,000 shares, effective as of the date of that fourth anniversary.
     Options granted under the 1997 Plan become exercisable in three equal annual installments on each of the first three anniversaries of the date of grant, and expire ten years after the date of grant. There were 10,000 options for 10,000 shares granted under the 1997 Plan in fiscal year 2005 with a weighted average exercise price of $41.92.

Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Exchange Act requires the Company’s directors, executive officers, and holders of more than 10% of a registered class of its equity securities to file with the SEC initial reports of ownership of the Company equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Executive officers, directors, and 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.
     Based solely on its review of copies of such filings by our directors, executive officers, and 10% stockholders, or written representations from certain of those persons, the Company believes that all filings required to be made by those persons during the fiscal year ended July 31, 2005, were timely made.
Compensation Committee Interlocks and Insider Participation
     The members of the Compensation Committee of the Company’s Board of Directors during fiscal year 2005 were Dr. Modic, Mr. Tarello, Dr. Steinhauer, Mr. Voboril and Dr. Wilson. No executive officer of the Company has served as a director or member of the Compensation Committee of any other company whose executive officers serve as a member of the Company’s Board of Directors or Compensation Committee.
COMPENSATION COMMITTEE REPORT
     The Company’s technology-driven philosophy and strategic growth objectives require an ability to attract and retain competent executives with substantial qualities in managerial breadth and technical depth. Such retention requires provision of remuneration programs which motivate and reward performance results directly related to enhancement of stockholder value.
     The purpose of the Compensation Committee is to develop, implement, and control executive remuneration practices which:
•	Align management objectives with stockholder interests;

•	Balance short-term (annual) business plans with longer-term strategic goals;

•	Link executive remuneration to individual and Company performance; and

•	Provide for remunerative practices that are highly motivational to the individual and competitive in the marketplace.
     The Committee determines and approves all recommendations for base salary adjustment, cash incentive awards, and/or stock incentive awards pertaining to the Chief Executive Officer and other senior executives of the Company.
Annual Compensation
     Executive salary ranges and annual incentive award targets are established annually. The Company’s intent is to compensate executives at a competitive level for its industry.
     Each position is assigned a salary range appropriate to the impact and scope of that position, considering both external survey data and internal equity. Annual salary increases and incentive awards are based on overall Company results and achievement of individual objectives during the fiscal year. Measures of Company performance include sales growth, profit attainment, technical creativity and timely introduction of new products, manufacturing efficiency, product quality, employee morale, and turnover.
     Individual performance factors are relevant to the area of responsibility for each executive, and include divisional performance where appropriate. The Committee reviewed competitive salary practices for corporate officers and determined the base salary for each officer it deemed to be appropriate in fiscal year 2005.
Incentive Bonus
     During fiscal year 2005, the Company did not establish annual incentive performance plans for executive officers. The Company does provide cash bonuses to attract, retain, and motivate executive officers, primarily as a first-year incentive. Bonuses were paid to certain executive officers during fiscal year 2005.

Longer-Term Incentives
     Stock incentives, which include stock options and/or stock grants, were provided through one or more of the following Plans, previously approved by vote of the stockholders:
•	Key Employee Stock Bonus Plan dated March 14, 1983, as amended.

•	Key Employee Incentive Stock Option Plan dated June 11, 1998, as amended.

•	Key Employee Stock Bonus Plan dated October 12, 2000, as amended.
     The award of stock incentives to individual recipients considers the contribution of the individual to longerterm results, his/her impact upon divisional or corporate objectives, and level of position within the organization. The potential realization of gain from these awards is directly related to the continuing success of the Company as measured by increasing shareholder value.
Compensation of the Chairman and Chief Executive Officer
     John W. Wood Jr. was Chief Executive Officer for the entire fiscal year 2005.
     Mr. Wood’s annual base salary rate was $406,000. He did not receive a bonus during fiscal year 2005.

COMPENSATION COMMITTEE

Dr. Gerald L. Wilson, Chairman
Dr. Michael T. Modic
Dr. Bruce W. Steinhauer
Mr. John A. Tarello
Mr. Edward F. Voboril

AUDIT COMMITTEE REPORT
     The Audit Committee of the Company’s Board of Directors is composed of four members, each of whom qualifies as an “independent” Director under the current listing standards of the Nasdaq Stock Market. The Audit Committee operates under a written charter adopted by the Board of Directors. The current charter was amended on October 12, 2005 and is attached as Appendix A to this Proxy Statement.
     The Audit Committee reviewed the Company’s audited financial statements for the fiscal year ended July 31, 2005, and discussed these financial statements with the Company’s management. Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, are responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted accounting principles and for issuing a report on those financial statements. As appropriate, the Audit Committee reviews and evaluates, and discusses with the Company’s management, internal accounting, financial and auditing personnel, and the independent auditors, the following:
•	the plan for, and the independent registered public accounting firm’s report on, the audit of the Company’s financial statements;

•	the Company’s financial disclosure documents, including all financial statements and reports filed with the SEC or sent to shareholders;

•	management’s selection, application, and disclosure of critical accounting policies;

•	changes in the Company’s accounting practices, principles, controls, or methodologies;

•	significant developments or changes in accounting rules applicable to the Company; and

•	the adequacy of the Company’s internal controls and accounting, financial, and auditing personnel.
     Management represented to the Audit Committee that the Company’s financial statements had been prepared in accordance with generally accepted accounting principles.
     The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees) with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm.
     The Company’s independent registered public accounting firm also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in the auditor’s professional opinion may reasonably be thought to bear on independence, confirm their perceived independence, and engage in a discussion of independence. In addition, the Audit Committee discussed with the independent registered public accounting firm the matters disclosed in this letter and their independence from the Company. The Audit Committee also considered whether the independent registered public accounting firm’s provision of the other, non-audit-related services to the Company is compatible with maintaining such registered public accounting firm’s independence.
     Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended July 31, 2005.

AUDIT COMMITTEE

Mr. Edward F. Voboril, Chairman
Mr. James J. Judge
Dr. Bruce W. Steinhauer
Dr. Gerald L. Wilson

Information Regarding the Company’s Independent Registered Public Accounting Firm
General
     The Board of Directors has elected not to submit a proposal regarding stockholder ratification of the Audit Committee’s selection of an independent registered public accounting firm of the Company to audit its financial statements for the fiscal year ending July 31, 2006, because the Audit Committee has yet to select a registered public accounting firm. Representatives of PricewaterhouseCoopers LLP, which has served as the Company’s independent registered public accounting firm for each fiscal year since 1991, are expected to be present at the Meeting and will have the opportunity to make a statement if they desire to do so, and will also be available to respond to appropriate questions from stockholders.
Independent Registered Public Accounting Firm’s Fees
     The following table summarizes the appropriate fees billed to the Company by PricewaterhouseCoopers LLP, the independent registered public accounting firm:

	Fiscal 2005	Fiscal 2005
	(In thousands)	(In thousands)
Audit Fees (a)	$2,550	$1,029
Audit-Related Fees (b)	17	22
Tax Fees (c)	377	500
All Other Fees (d)	—	—

	$2,944	$1,551

(a)	Fees for audit services billed related to fiscal year 2005 consisted substantially of the following:
•	Audit of the Company’s July 31, 2005, annual financial statements.

•	Reviews of the Company’s quarterly financial statements in fiscal year 2005.

•	Internal control attestation procedures as required by the Sarbanes-Oxley Act of 2002, Section 404.
Fees for audit services billed related to fiscal year 2004 consisted substantially of the following:
•	Audit of the Company’s July 31, 2004 annual financial statements.

•	Reviews of the Company’s quarterly financial statements in fiscal year 2004.

•	Audits related to the restatements of the Company’s financial statements.

•	Initial planning of internal control attestation procedures as required by the Sarbanes-Oxley Act of 2002, Section 404 prior to the delay in effective date for the Company
(b)	Fees for audit-related services billed related to fiscal years 2005 and 2004 consisted of the following:
•	Filing of SEC Form S-8.

•	Pension and benefit plans.

•	Consultation concerning accounting and financial reporting standards
(c)	Fees for tax services billed in fiscal years 2005 and 2004 consisted substantially of tax compliance and tax planning and advice in relation to:
•	U.S. and foreign tax compliance.

•	Tax planning and advice services relating to an international restructuring plan.
(d)	The Company did not pay any other fees in fiscal years 2005 and 2004 to PricewaterhouseCoopers LLP.
     The fees related to the services above were approved by the Audit Committee.
     The Audit Committee has adopted a policy in its charter to pre-approve all services (audit and non-audit) to be provided to the Company by its independent registered public accounting firm, except that de minimis non-audit services may be approved in accordance with applicable SEC rules, including paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. In considering the nature of the services provided by the independent auditor, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with Company management and the independent auditor to determine that they were permitted under the rules and regulations concerning auditor independence promulgated by the SEC and the American Institute of Certified Public Accountants. None of the services above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
     The graph below compares the cumulative total stockholder return on the Company’s Common Stock with the cumulative total return on the Center for Research in Security Prices of the University of Chicago (“CRSP”) Total Return Index for the Nasdaq Stock Market (U.S. Companies) and the CRSP Total Return Index for all Nasdaq stocks within the Company’s primary SIC Code. The graph assumes $100 invested on July 31, 2000, in the Company’s Common Stock and $100 invested at that time in each of the Nasdaq indexes. The comparison assumes that all dividends are reinvested.
Prepared by CRSP (www.crsp.uchicago.edu), Center for Research in Security Prices, Graduate School of Business, The University of Chicago. Used with permission. All rights reserved. Copyright 2005.

PROPOSALS OF STOCKHOLDERS
     A stockholder of the Company who intends to present a proposal for action at the 2007 annual meeting of stockholders of the Company may seek to have his or her proposal included in the Company’s proxy materials for that Meeting by notifying the Company of such intention and furnishing the text of the proposal to the Company. Such notice must also include the stockholder’s address and statement of the number of shares of Common Stock held of record or beneficially by such stockholder and of the date or dates upon which such shares were acquired, and must be accompanied by documentary support for a claim of beneficial ownership. The proposal must satisfy the conditions established by the SEC for proposals to be considered for possible inclusion in the proxy materials relating to the 2007 annual meeting of stockholders. To have a proposal considered for inclusion in the proxy material for the 2007 annual meeting of stockholders, a stockholder must give the aforesaid notice and submit his or her proposal no later than August 21, 2006. The notice and text should be sent to Analogic Corporation, 8 Centennial
Drive, Peabody, Massachusetts 01960, Attention: Alex A. Van Adzin, Vice President, General Counsel, and Secretary.
     If a stockholder wishes to make a proposal at the 2007 annual meeting of stockholders and does not notify the Company of that matter by November 3, 2006, the proxies that management solicits for the 2007 annual meeting of stockholders will confer discretionary authority to vote on the stockholder’s proposal if it is properly brought before that meeting.
OTHER MATTERS
     The Company knows of no business which will be presented for consideration at the Meeting other than that forth in this Proxy Statement. However, if any such other business shall come before the Meeting, the persons named in the Proxies or their substitutes shall vote the Proxies in respect of any such business in accordance with their best judgment.
     The cost of preparing, assembling, and mailing the proxy materials will be borne by the Company. The Company may solicit Proxies otherwise than by the use of the mails, in that certain officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone, correspondence, or in person, to obtain Proxies. The Company may also employ a proxy solicitation service, in which case the Company may pay a fee to the proxy solicitation service. The Company will also request persons, firms, and corporations holding shares in their names, or in the names of their nominees, which are beneficially owned by others, to send proxy material to and obtain Proxies from such beneficial owners and will reimburse such holders for their out-of-pocket expenses in so doing.
     Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement or the Company’s annual report may have been sent to multiple stockholders in a household. The Company will promptly deliver a separate copy of either document to any stockholder who writes to or calls the Company at the following address or telephone number: Analogic Corporation, 8 Centennial Drive, Peabody, Massachusetts 01960, Attention: Alex A. Van Adzin, Vice President, General Counsel, and Secretary; telephone number: 978-977-3000. If a stockholder wishes to receive separate copies of the Company’s annual report and Proxy Statement in the future, or if a stockholder is receiving multiple copies and would like to receive only one copy per household, the stockholder should contact his, her, or its bank, broker, or other nominee record holder. Alternatively, the stockholder may contact the Company at the above-referenced address or telephone number.
     THE COMPANY WILL FURNISH TO ANY STOCKHOLDER UPON WRITTEN REQUEST, WITHOUT CHARGE, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. A request for the Company’s annual report on Form 10-K should be sent to Analogic Corporation, 8 Centennial Drive, Peabody, Massachusetts 01960, Attention: Alex A. Van Adzin, Vice President,
General Counsel, and Secretary.

For the Board of Directors

Alex A. Van Adzin
Secretary
December 22, 2005

IF YOU DO NOT EXPECT TO BE PRESENT AT THIS MEETING AND WISH YOUR STOCK TO BE VOTED, YOU ARE REQUESTED TO SIGN, DATE, AND MAIL PROMPTLY THE ENCLOSED PROXY, WHICH IS BEING SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS. A RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OR CANADA, IS ENCLOSED FOR THAT PURPOSE.

APPENDIX A
ANALOGIC CORPORATION
AUDIT COMMITTEE CHARTER
A.	Purpose
The purpose of the Audit Committee is to assist the Board of Directors’ oversight of:
•	the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements;

•	the integrity of the Company’s financial statements;

•	the Company’s compliance with legal and regulatory requirements;

•	the independent auditor’s qualifications and independence; and

•	the performance of the Company’s internal audit function and independent auditors.
B.	Structure and Membership
1.	Number. The Audit Committee shall consist of at least three members of the Board of Directors.

2.	Independence. Except as otherwise permitted by the applicable rules of The Nasdaq Stock Market and Section 301 of the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder), each member of the Audit Committee shall be “independent” as defined by such rules and Act.

3.	Financial Literacy. Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company’s annual report filed with the SEC), at least one member of the Audit Committee shall be an “audit committee financial expert” (as defined by applicable SEC rules).

4.	Chair. Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

5.	Compensation. The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive any consulting, advisory or other compensatory fee from the Company other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

6.	Selection and Removal. Members of the Audit Committee shall be appointed by the Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.
C.	Authority and Responsibilities

General

The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor’s report.

Oversight of Independent Auditors
1.	Selection. The Audit Committee shall be solely and directly responsible for appointing, evaluating and, when necessary, terminating the engagement of the independent auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

2.	Independence. The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the independent auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

3.	Quality-Control Report. At least annually, the Audit Committee shall obtain and review a report by the independent auditor describing:
•	the firm’s internal quality control procedures;

•	any material issues raised by the most recent internal quality-control review, or peer review, or any inquiry or investigation by governmental or professional authorities within the preceding five (5) years, respecting one or more independent audits carried out by the firm, and steps taken to deal with such issues.
4.	Compensation. The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

5.	Pre-approval of Services. The Audit Committee shall preapprove all services (audit and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

6.	Oversight. The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall have sole and direct responsibility for overseeing the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, receive and consider the reports required to be made by the independent auditor pursuant to the Sarbanes-Oxley Act of 2002 regarding:
–	critical accounting policies and practices;

–	alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

–	other material written communications between the independent auditor and Company management.

–	audit problems or difficulties the independent auditor encountered in the course of the audit work and management’s response, including any restrictions on the scope of the auditor’s activities or on access to requested information and significant disagreements with management.

–	major issues, as to the adequacy of the Company’s internal controls and any audit steps adopted in light of material control deficiencies.

Review of Audited Financial Statements
7.	Discussion of Audited Financial Statements. The Audit Committee shall review and discuss with the Company’s management and independent auditor the Company’s audited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380) requires discussion.

8.	Recommendation to Board Regarding Financial Statements. The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K.

9.	Audit Committee Report. The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.
Review of Other Financial Disclosures
10.	Independent Auditor Review of Interim Financial Statements. The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor’s review of interim financial information which are required to be discussed by Statement on Auditing Standards Nos. 61, 71 and 90. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor’s review of interim financial information.

11.	Quarterly Financial Statements. The Audit Committee shall discuss with the Company’s management and independent auditor the Company’s quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”
Oversight of Internal Audit
12.	Internal Audit Function. The Audit Committee shall coordinate the Board of Directors’ oversight of the performance of the Company’s internal audit function. The Audit Committee shall review the activities, organizational structure, qualifications and budget of the Internal Audit function and shall have authority to hire and terminate the head of the Internal Audit function.

13.	Internal Audit Activities. The Audit Committee shall review and approve the annual Internal Audit plan. The Audit Committee shall meet with the head of Internal Audit on a regular basis to receive reports on completed audits, including management responses and status of audits in-process and planned. The Audit Committee shall also receive from the head of Internal Audit reports of any material irregularities, fraud or defalcations regarding unauthorized access to Company assets.
Controls and Procedures
14.	Oversight. The Audit Committee shall coordinate the Board of Directors’ oversight of the Company’s internal accounting controls for financial reporting, the Company’s disclosure controls and procedures and the Company’s code of conduct. The Audit Committee shall receive and review the reports of the CEO and CFO required by Section 302 of the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder) and Rule 13a-14 of the Exchange Act.

15.	Procedures for Complaints. The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

16.	Related-Party Transactions. The Audit Committee shall review all related party transactions on an ongoing basis, and all such transactions must be approved by the Audit Committee.

17.	Additional Powers. The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.	Procedures and Administration
1.	Meetings. The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Audit Committee may also act by unanimous written consent in lieu of a meeting. The Audit Committee shall periodically meet separately with: (i) the independent auditor; (ii) the internal auditor, (iii) and Company management. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

2.	Subcommittees. The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit or nonaudit services shall be presented to the full Audit Committee at its next scheduled meeting.

3.	Reports to Board. The Audit Committee shall report regularly to the Board of Directors.

4.	Charter. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

5.	Independent Advisors. The Audit Committee shall have the authority, without further action by the Board of Directors, to engage and determine funding for such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

6.	Investigations. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

7.	Annual Self-Evaluation. At least annually, the Audit Committee shall evaluate its own performance.
Adopted: June 11, 2003

Amended: October 12, 2005

Analogic Corporation
8 Centennial Drive
Peabody, Massachusetts 01960
978-977-3000

[ALOCM — ANALOGIC CORPORATION] [FILE NAME: ZALO82.ELX] [VERSION — (4)] [12/21/05] [orig. 12/05/05]

DETACH HERE	ZALO82
ANALOGIC CORPORATION
Proxy for Annual Meeting of Stockholders to be held on January 27, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

P
R
O
X
Y
     The undersigned, having received the notice of the meeting and proxy statement therefor, and revoking all prior proxies, hereby appoint(s) John W. Wood Jr., John J. Millerick, and Alex A. Van Adzin, or any one of them, attorney or attorneys of the undersigned (with full power of substitution) to attend the Annual Meeting of Stockholders of Analogic Corporation (the “Company”) to be held at the Company’s headquarters located at 8 Centennial Drive, Peabody, Massachusetts 01960 on January 27, 2006, at 11:00 a.m. and at any adjourned sessions thereof, and there to vote and act with respect to all shares of the Company which the undersigned shall be entitled to vote or act upon, with all the powers that the undersigned would possess if personally present. This proxy will be voted as directed by the undersigned and if no direction is indicated, it will be voted FOR the election of the nominees as directors and AGAINST the proposal relating to the declassification of the Company’s Board of Directors.
     SEE REVERSE SIDE. If you wish to vote in accordance with the Board of Directors’ recommendations, please sign on the reverse side. You need not mark any boxes.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

ANALOGIC CORPORATION
C/O COMPUTERSHARE
P.O. BOX 8694
EDISON, NJ 08818-8694

THIS IS YOUR PROXY.
YOUR VOTE IS IMPORTANT.
Regardless of whether you plan to attend the Annual Meeting of Stockholders, you can be sure that your shares are represented at the Meeting by promptly returning your proxy (attached below) in the enclosed envelope. Thank you for your attention to this important matter.
[ALOCM — ANALOGIC CORPORATION] [FILE NAME: ZALO81.ELX] [VERSION — (5)] [12/20/05] [orig. 12/05/05]

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL	ZALO81

☒	Please mark votes as in this example.
This Proxy, when executed, will be voted in the manner directed herein. If no direction is made, this Proxy will be voted FOR Proposal 1 and AGAINST Proposal 2.

The Board of Directors recommends a vote FOR Proposal 1 and AGAINST Proposal 2.

1.	To elect the nominees as Directors.

Nominees: (01) James J. Judge, (02) Bruce W. Steinhauer, and (03) Gerald L. Wilson

FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES

☐

For all nominees except as noted above

		FOR	AGAINST	ABSTAIN
2.	To act upon the shareholder proposal relating to the declassification of the Company’s Board of Directors.	☐	☐	☐

3.	To act upon any and all matters incidental to any of the foregoing and transact such other business as may legally come before the Meeting or any adjourned session or sessions thereof.

	MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT			☐
Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.

Signature:	Date:	Signature:	Date: